                                                                     EXHBIT 99.2


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS



In re: Lason Systems, Inc.                              Case No.: 01-11491

                                                  Reporting Period: March, 2002



                                                                   CURRENT                       CUMULATIVE
---------------------------------------------------------------------------------------------------------------------
Cash - Beginning of the Month                                             $22,736,598.35               13,293,608.30
---------------------------------------------------------------------------------------------------------------------
Receipts                                             Operating
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable                                                       $28,379,929.00             $109,353,117.26
---------------------------------------------------------------------------------------------------------------------
Postage                                                                    $4,227,540.02              $14,394,358.15
---------------------------------------------------------------------------------------------------------------------
Sale of Assets                                                                                           $440,114.71
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Receipts                                                            $32,607,469.02             $124,187,590.12
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------
Net Payroll                                                               $11,090,666.84              $47,094,574.83
---------------------------------------------------------------------------------------------------------------------
Building Rent                                                                $766,747.58               $3,225,733.29
---------------------------------------------------------------------------------------------------------------------
Trade Payables                                                            $16,871,238.13              $46,672,758.42
---------------------------------------------------------------------------------------------------------------------
Postage                                                                    $4,254,941.84              $18,127,658.95
---------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                       $32,983,594.39             $115,120,725.49
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                               ($376,125.37)              $9,066,864.63
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Corporate Cash accounts                                                   $22,360,472.98              $22,360,472.98
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Other Cash Accounts
---------------------------------------------------------------------------------------------------------------------
Other local cash accounts                                                    $311,532.49                 $311,532.49
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Petty cash accounts                                                           $33,665.91                  $33,665.91
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Other Accounts                                                         $345,198.40                 $345,198.40
---------------------------------------------------------------------------------------------------------------------
GRAND TOTAL CASH ACCOUNTS                                                 $22,705,671.38              $22,705,671.38
---------------------------------------------------------------------------------------------------------------------


*Above information includes receipts and disbursements for MR Technologies, Inc.
 Disbursements related to MR Technologies, Inc. for the month and cumulative are $251,876.83 and $711,962.59 respectively.

Debtor:  Lason Systems, Inc.                     Case No: 01-11491
                                                 Reporting Period: March 2002


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                       CUMULATIVE FILING
REVENUES                                                                         MONTH                    TO DATE
-------------------------------------------------------------------------------------------------------------------------

Gross Revenues                                                                        24,910,690              97,954,139
-------------------------------------------------------------------------------------------------------------------------
Non-Debtor Net Intercompany                                                              -27,585                 557,758
-------------------------------------------------------------------------------------------------------------------------
Less:  Returns and Allowances                                                           -559,424              -3,079,942
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                           24,323,682              95,431,955
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                    6,888,119               6,709,434
-------------------------------------------------------------------------------------------------------------------------
Add:  Purchases                                                                        2,770,592              14,291,799
-------------------------------------------------------------------------------------------------------------------------
Add:  Cost of Labor                                                                    8,107,445              33,336,728
-------------------------------------------------------------------------------------------------------------------------
Add:  Other Direct Costs (attach schedule)                                             6,789,271              26,307,881
-------------------------------------------------------------------------------------------------------------------------
Less:  Ending Inventory                                                               -6,002,991               6,002,991
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                    18,552,435              74,370,879
-------------------------------------------------------------------------------------------------------------------------
Gross Profits                                                                          5,771,247              21,061,076
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                               25,998                 104,843
-------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                    -3,859                  35,226
-------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                134,707                  62,708
-------------------------------------------------------------------------------------------------------------------------
Contributions                                                                                  0                       0
-------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                               187,422                 592,180
-------------------------------------------------------------------------------------------------------------------------
Insider Compensation*                                                                          0                       0
-------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                127,330                 460,987
-------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                  312,834                 484,766
-------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                           146,745                 500,842
-------------------------------------------------------------------------------------------------------------------------
Pension & Profit Sharing Plans                                                            36,094                   9,065
-------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                  152,654                 563,609
-------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                   271,032                 912,066
-------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                              3,432,425              14,180,173
-------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                   2,569                  11,013
-------------------------------------------------------------------------------------------------------------------------
Taxes - Payroll                                                                          269,153               1,135,468
-------------------------------------------------------------------------------------------------------------------------
Taxes - Real Estate                                                                       53,908                 196,813
-------------------------------------------------------------------------------------------------------------------------
Taxes - Other                                                                             44,290                 171,518
-------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                 240,908                 890,391
-------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                255,950               1,154,858
-------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                    1,408              20,776,587
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                           5,691,569              42,243,114
-------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                      235,131               1,547,076
-------------------------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                        -155,454             -22,729,114
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Other income (attach schedule)                                                            31,867                 128,659
-------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                         -39,263                 134,083
-------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                           31,701                -113,928
-------------------------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                           -179,759             -22,877,928
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                        739,216               2,780,851
-------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                    0                       0
-------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                   0                       0
-------------------------------------------------------------------------------------------------------------------------
(Gain) Loss from Sale of Equipment/Unit                                                8,438,785               8,942,087
-------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                                0                       0
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                          9,178,001              11,722,938
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                             181,000                 308,100
-------------------------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS)                                                                     -9,538,759             -34,908,966
-------------------------------------------------------------------------------------------------------------------------

Debtor:  Lason Systems, Inc.                      Case #:   01-11491
                                                  Reporting Period:   March 2002


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

BREAKDOWN OF "OTHER" CATEGORY                                                                    CUMULATIVE FILING
                                                                                MONTH                 TO DATE
------------------------------------------------------------------------------------------------------------------
OTHER DIRECT COSTS
------------------------------------------------------------------------------------------------------------------
Purchased Services                                                             2,462,372.11          6,824,290.25
------------------------------------------------------------------------------------------------------------------
Postage, Delivery, & Pass through Accounts                                      (264,618.36)           685,701.53
------------------------------------------------------------------------------------------------------------------
Leasing and Maintenance Expenses                                               1,325,432.07          6,020,257.08
------------------------------------------------------------------------------------------------------------------
Building Expenses                                                              1,101,307.91          4,250,756.71
------------------------------------------------------------------------------------------------------------------
Telecommunications Expense                                                       224,880.35          1,007,180.92
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                   783,571.53          2,637,492.31
------------------------------------------------------------------------------------------------------------------
Depreciation                                                                   1,156,325.18          4,882,202.04
------------------------------------------------------------------------------------------------------------------
  TOTAL OTHER DIRECT COSTS                                                     6,789,270.79         26,307,880.84
------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
------------------------------------------------------------------------------------------------------------------
Other Expenses Net                                                                 1,408.47         20,776,586.94
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
  TOTAL OTHER OPERATIONAL EXPENSES                                                 1,408.47         20,776,586.94
------------------------------------------------------------------------------------------------------------------
OTHER INCOME
------------------------------------------------------------------------------------------------------------------
9100 Interest Income                                                              31,867.02            128,658.02
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
------------------------------------------------------------------------------------------------------------------
9300 Bank Charges                                                                 31,701.22            127,590.96
------------------------------------------------------------------------------------------------------------------
9450 Compensatory Option Expense                                                       0.00           (241,519.32)
------------------------------------------------------------------------------------------------------------------
  TOTAL OTHER EXPENSES                                                            31,701.22           (113,928.36)
------------------------------------------------------------------------------------------------------------------
OTHER REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------



 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Lason Systems, Inc.                                   Case No.: 01-11491
                                                  Reporting Period: March, 2002

                                 BALANCE SHEET


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                                                         BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                  ASSETS                               CURRENT REPORTING MONTH                  DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                22,705,672                     3,495,524
Restricted Cash and Cash Equivalents (see
  continuation sheet)                                                                  -
Accounts Receivable (Net)                                                        48,019,313                    54,708,454
Notes Receivable
Inventories                                                                       6,002,991                     6,709,432
Prepaid Expenses                                                                  6,634,062                     8,993,104
Professional Retainers                                                              283,483                       365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                             83,645,521                    74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                      558,375                       562,375
Machinery and Equipment                                                          62,437,838                    74,876,826
Furniture, Fixtures and Office Equipment                                          4,526,687                     4,152,557
Leasehold Improvements                                                            6,961,110                    13,028,797
Vehicles                                                                            867,349                     1,064,959
Less Accumulated Depreciation                                                    50,904,586                    55,563,994
TOTAL PROPERTY & EQUIPMENT                                                       24,446,773                    38,121,520
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                  (50,764,780)                  (38,468,283)
TOTAL OTHER ASSETS                                                              (50,764,780)                  (38,468,283)

TOTAL ASSETS                                                                     57,327,514                    73,925,153


                                                                      BOOK VALUE AT END OF           BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                CURRENT REPORTING MONTH                 +C60 DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                  3,691,088
Taxes Payable (refer to FORM MOR-4)                                                 471,973                             -
Wages Payable                                                                     3,442,379                     1,292,793
Notes Payable                                                                        89,307                       250,685
Rent / Leases - Building/Equipment                                                1,071,176
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                 23,455,016                    24,909,048
TOTAL POSTPETITION LIABILITIES                                                   32,220,939                    26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                    253,581,130                   255,004,233
Priority Debt
Unsecured Debt                                                                   71,550,196                    57,574,975
TOTAL PRE-PETITION LIABILITIES                                                  329,465,510                   316,913,389

TOTAL LIABILITIES                                                               361,686,449                   343,365,915
OWNER EQUITY
Capital Stock                                                                       130,100                       130,100
Additional Paid-In Capital                                                      203,669,686                   203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                               (473,249,756)                 (473,249,756)
Retained Earnings - Postpetition                                                (34,908,965)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
  (attach schedule)
NET OWNER EQUITY                                                               (304,358,935)                 (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                             57,327,514                    73,925,153
                                                                                         (0)                            0


In re: Lason Systems, Inc.                                   Case No.: 01-11491
                                                  Reporting Period: March, 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                        BOOK VALUE AT END OF           BOOK VALUE ON PETITION
                                    ASSETS                            CURRENT REPORTING MONTH                   DATE

Other Current Assets




Other Assets
AR Postage                                                                                  -                        43,446
Value Added Receivable                                                                 76,439                       158,123
AR Miscellaneous                                                                      117,245                      (546,316)
Advances to Employees                                                                  32,534                        39,926
Investment in Canada/MR/Services/Holdings/PMC                                    (223,543,471)                  (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                                        27,008,216                  (137,821,548)
Due to/from other subsidiaries                                                     28,173,965                    27,826,545
Intercompany transfers/transactions                                                  (169,792)                     (236,696)
Intangible Assets - net                                                           117,540,084                   134,338,389
                                                                                  (50,764,780)                  (38,468,283)
                                                                       BOOK VALUE AT END OF           BOOK VALUE ON PETITION
                         LIABILITIES AND OWNER EQUITY                CURRENT REPORTING MONTH                   DATE
Other Postpetition Liabilities

Postage Deposits                                                                    3,170,006                     3,465,355
Customer Deposits                                                                   1,327,797                     1,196,711
Accrued Expenses                                                                    6,524,116                     4,631,697
Accrued Benefits                                                                    1,664,636                     2,074,036
Accrued Copier                                                                        135,693                       287,729
PRG liability                                                                                                       170,164
Accrued Insurance                                                                     437,973                     1,041,341
Accrued Retention & Bonus                                                           3,015,677                     3,276,688
Restructuring Reserve                                                                       -                     3,560,649
Employee Flex spending/metlife/hyatt                                                   50,962                        47,777
Deferred Revenue                                                                    3,751,184                     3,987,642
Deferred Acquistion payable                                                                                        (186,355)
Accrued Tax Audits                                                                    496,347                             -
Unvouched Payables                                                                  1,035,723                     1,355,614
Accrued Professional Services                                                       1,844,902                             -


                                                                                   23,455,016                    24,909,048
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.